                                     FIRST AMENDMENT TO TERM CREDIT AGREEMENT

         This First Amendment to Term Credit Agreement (this "First Amendment"), dated as of January 28, 2002, is by and between Acxiom Corporation, a Delaware corporation (the "Borrower") and JPMorgan Chase Bank, successor in interest by merger to The Chase Manhattan Bank (the "Lender").

                                               W I T N E S S E T H:

         WHEREAS, the Borrower and the Lender are parties to that certain Term Credit Agreement dated as of
September 21, 2001 (the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

         WHEREAS, pursuant to the Credit Agreement, the Lender has made the Loan to the Borrower; and

         WHEREAS, the Borrower has (a) advised the Lender that the Borrower desires to issue convertible subordinated notes in an aggregate principal amount not to exceed $205,000,000 (the "New Subordinated Debt
Issuance"), the proceeds of which will be used to, among other things, (i) either (1) prepay the Borrower's 6.92%
Senior Notes due March 30, 2007 directly, or (2) reimburse the issuer of the letter of credit supporting the payment of such 6.92% Senior Notes for a draw thereunder of all amounts owed in respect of such 6.92% Senior
Notes, (ii) provide the funds necessary to redeem the Acxiom/May & Speh, Inc. 5.25% convertible subordinated notes due in April 2003, and (iii) prepay in part the Revolving Loan in accordance with the terms of the Restated
Revolving Credit Agreement (as hereafter defined), and (b) requested that the Lender consent to (A) the incurrence of the indebtedness evidenced by the New Subordinated Debt Issuance, and (B) the application of the proceeds thereof as described in clause (a) of this recital notwithstanding any contrary application required by the Credit Agreement or the Intercreditor Agreement; and

         WHEREAS, in connection with the New Subordinated Debt Issuance, the Borrower, the Revolver Agent and the
other parties thereto are entering into that certain Amended and Restated Credit Agreement (the "Restated
Revolving Credit Agreement"), pursuant to which the Revolving Credit Agreement shall be amended and restated on the terms set forth in such Restated Revolving Credit Agreement; and

         WHEREAS, in connection with (i) the New Subordinated Debt Issuance, and (ii) the amendment and restatement of the Revolving Credit Agreement, the parties hereto desire to amend certain terms of the Credit
Agreement in certain respects.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower and the Lender hereby agree as follows:

Section 1.        Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the terms and conditions contained herein, the Credit Agreement is hereby amended effective as of the Effective Date (as defined in Section 3 hereof) in the manner provided in this 0.

1.1      Additional Definitions.  Section 1.01 of the Credit Agreement is amended to add thereto in alphabetical order the definitions of "Accumulated Asset Value," "Conway Facility," "First Amendment," "May & Speh Note
Documents," "May & Speh Notes" and "Net Proceeds" which shall read in full as follows:

                  "Accumulated Asset Value" has the meaning specified in Section 6.05.

                  "Conway Facility" means the Borrower's real property, improvements and fixtures located at the
Borrower's facility at 301 Industrial Boulevard, Conway, Arkansas 72032, which includes the Mortgaged Property described in item 3 on Schedule 1.01 of the Revolving Credit Agreement and the office buildings OB-4 and ASB-1 excluded from such Mortgaged Property.

                  "First Amendment" means that certain First Amendment to Term Credit Agreement dated as of
January 28, 2002, between the Borrower and the Lender.

                  "May & Speh Note Documents" means the indenture under which the May & Speh Notes have been issued and all other instruments, agreements and other documents evidencing or governing the May & Speh Notes or providing for any Guarantee or other right in respect thereof.

                  "May & Speh Notes" means the Borrower's and Acxiom/May & Speh, Inc.'s 5.25% convertible subordinated notes due in April 2003 with an aggregate outstanding principal amount as of January 24, 2002 equal to $114,998,000 and the Indebtedness represented thereby.

                  "Net Proceeds" means, with respect to any event (a) the cash proceeds received in respect of such event including any cash received in respect of any non-cash proceeds, but only as and when received, net of
(b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by the Borrower and the Subsidiaries to third parties (other than Affiliates) in connection with such event, including any sales commissions, investment banking fees, or underwriting discounts, (ii) in the case of a sale, transfer or other disposition of an asset
(including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made by the Borrower and the Subsidiaries as a result of such event to repay Indebtedness (other than the Loan and other than the other Indebtedness entitled to the benefits of the
Intercreditor Agreement) secured by such asset or otherwise subject to mandatory prepayment as a result of such event, and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by the Borrower and the
Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in the case of (A) taxes during the year that such event occurred or the next succeeding year and that are directly attributable to such event
(as determined reasonably and in good faith by the chief financial officer of the Borrower) and (B) reserves for contingent liabilities, during the period of any contractual indemnification obligation or statute of limitation imposed upon the Borrower or any of its Subsidiaries.

1.2      Amendments to Definitions.  The definitions of "Applicable Rate," "Change in Control," "Collateral
Agent," "Disclosed Matters," "Equity Interests," "Guarantor," "Intercreditor Agreement," "Lender," "Loan
Documents," "Material Indebtedness," "Revolving Credit Agreement," "Security Agreement," "Subordinated Debt" and
"Synthetic Real Property Lease" set forth in Section 1.01 of the Credit Agreement are amended to read in full as follows:

                  "Applicable Rate" means (a) with respect to each ABR Tranche, and subject to Section 2.07(f)
hereof, 2.00%, and (b) with respect to each Eurodollar Tranche, and subject to Section 2.07(f) hereof, 3.75%.

                  "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of Sections 13(d) or 14(d) of the
Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of Equity Interests representing more than 30% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests in Borrower; or (b) the acquisition of direct or indirect Control of the Borrower by any Person or group; or (c) any "Change of Control"
as defined in the Subordinated Debt Documents.

                  "Collateral Agent" means JPMorgan Chase Bank, successor in interest by merger to The Chase
Manhattan Bank, as collateral agent under the terms of the Intercreditor Agreement, and its successors and assigns.

                  "Disclosed Matters" means all the matters disclosed in the Borrower's reports to the Securities and Exchange Commission on form 10-Q for the quarterly period ended September 30, 2001 and on form 10-K for the fiscal year ended March 31, 2001.

                  "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person and any option, warrant or other right relating thereto.  The term "Equity Interests" shall not include any
Indebtedness convertible into shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person (including the
May & Speh Notes and the Subordinated Debt) but shall include the shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests issued upon the actual conversion of such Indebtedness.

                  "Guarantor" means Acxiom Asia, Ltd., Acxiom CDC, Inc., Acxiom/Direct Media, Inc., Acxiom/May &
Speh, Inc., Acxiom NJA, Inc., Acxiom Property Development, Inc., Acxiom/Pyramid Information Systems, Inc., Acxiom
RM-Tools, Inc., Acxiom RTC, Inc., Acxiom SDC, Inc., Acxiom Transportation Services, Inc., GIS Information
Systems, Inc., Acxiom UWS, Ltd. and each other Domestic Subsidiary who becomes a guarantor under the Subsidiary
Guaranty in accordance with Section 5.11.

                  "Intercreditor Agreement" means that certain Intercreditor Agreement, dated as of September 21,
2001, executed by and among the Borrower, the Guarantors, the Collateral Agent, the Revolver Agent, Bank of
America, N.A., as agent for the participants in the Synthetic Real Property Lease, the Lender and the Letter of
Credit Bank, as amended by that certain First Amendment to Intercreditor Agreement dated as of January 28, 2002, and as the same may be further amended or otherwise modified.

                  "Lender" means, collectively, JPMorgan Chase Bank, successor in interest by merger to The Chase
Manhattan Bank, and any other Person that shall have become a party hereto pursuant to an Assignment and
Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance.

                  "Loan Documents" means this Agreement, the First Amendment, the Term Notes, the Subsidiary
Guaranty, the Security Agreement, the Mortgages, the Intercreditor Agreement and all other certificates, agreements and other documents or instruments now or hereafter executed and/or delivered pursuant to or in connection with the foregoing and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

                  "Material Indebtedness" means Indebtedness (other than the Loan) of any one or more of the
Borrower and the Subsidiaries in an aggregate principal amount exceeding a Dollar Amount equal to $5,000,000.
The term "Material Indebtedness" includes the Revolving Loan, the Synthetic Equipment Lease Facility, the
Synthetic Real Property Lease and the Subordinated Debt.

                  "Revolving Credit Agreement" means that certain Amended and Restated Credit Agreement dated as of January 28, 2002, by and among the Borrower, JPMorgan Chase Bank, as agent, Firstar Bank, N.A., as documentation agent, Bank of America, N.A., as syndication agent, the financial institutions from time to time parties thereto as lenders, and the other entities party thereto, as such Amended and Restated Credit Agreement may be modified, amended, renewed, extended, restated, increased, refinanced or replaced form time to time.

                  "Security Agreement" means that certain Security Agreement, dated as of September 21, 2001, executed by and among the Borrower, the Guarantors and the Collateral Agent pursuant to the terms of the
Intercreditor Agreement.

                  "Subordinated Debt" means the Borrower's convertible subordinated notes due 2009 issued in
January or February of 2002 in the aggregate principal amount not to exceed $205,000,000 on substantially the same terms as are set forth in the January 26, 2002 draft of the Preliminary Offering Memorandum prepared by the
Borrower and relating thereto and the Indebtedness represented by such notes.

                  "Synthetic Real Property Lease" means a synthetic lease arrangement under which a lessor has or will commit to purchase and lease to the Borrower or a Subsidiary the real property and improvements
(i) consisting of two city blocks bounded by East 3rd Street, East 4th Street, Ferry Street and Commerce Street in
downtown Little Rock, Arkansas, and (ii) in Phoenix, Arizona including any related personal property and fixtures related thereto.

1.3      Amendment to Interest Rate Provisions.  Section 2.07(a) of the Credit Agreement is amended to read in full as follows:

                  "(a)  ABR Tranches shall bear interest at the Alternate Base Rate plus the Applicable Rate then in effect."

1.4      Amendment to Reporting Covenant.  Section 5.01(c) of the Credit Agreement is amended to read in full as follows:

                  "(c)  concurrently with any delivery of financial statements under Section 5.01(a) or
         Section 5.01(b), a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Article VII, and (iii) stating whether any change in GAAP or in the application thereof has occurred since the date of the
         Borrower's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;".

1.5      Additional Affirmative Covenant.  Article V of the Credit Agreement is amended to add a new Section 5.14 thereto to read in full as follows:

                  "SECTION 5.14  Application of Proceeds of the Subordinated Debt.  The Borrower agrees to promptly apply the Net Proceeds of the Subordinated Debt to the following, notwithstanding anything in Section 4.02 of the Intercreditor Agreement to the contrary:  (i) either (a) the prepayment in full of the Senior Notes, or (b) the reimbursement of the issuer of the letter of credit supporting the payment of the Senior Notes for a draw thereunder of all amounts owed in respect of the Senior Notes; (ii) the redemption in full of the May & Speh Notes on or before
         April 10, 2002 if such notes have not been previously converted by the holders thereof in accordance with their terms; and (iii) the prepayment of the outstanding amount of the
         Revolving Loans in accordance with, and as otherwise provided by, the terms of Section 5.14 of the Revolving Credit Agreement as in effect on the date of the First Amendment.  In furtherance of this Section 5.14, the Borrower agrees to provide the Trustee under the May & Speh Note
         Documents and the holders of the Indebtedness evidenced thereby with the notices of redemption required under the May & Speh Note Documents on or before February 15, 2002."
1.6      Amendment to Debt Covenant.  Section 6.01(a) of the Credit Agreement is amended to read in full as follows:

                           "(a)     The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

(i)      Indebtedness created under the Loan Documents and the Subordinated Debt Documents;

(ii)     Indebtedness existing on January 28, 2002 and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof;
                  provided, that, the Indebtedness outstanding under or in respect of the Senior Notes, the letter of credit securing the payment thereof, and the May & Speh Notes is not permitted after
                  May 31, 2002;

(iii)    Indebtedness owed by a Subsidiary to the Borrower or owed by a Subsidiary to its parent incurred in accordance with the restrictions set forth in Section 6.04; provided that (A) the obligations of each obligor of such Indebtedness must be subordinated in right of payment to any liability such obligor may have for the obligations arising hereunder from and after such time as any portion of the obligations arising hereunder or under any other Loan Documents shall become due and payable (whether at stated maturity, by acceleration or otherwise), (B) such Indebtedness must be incurred in the ordinary course of business or incurred to finance general corporate needs, (C) such Indebtedness must be provided on terms customary for intercompany borrowings among the Borrower and the Subsidiaries or must be made on such other terms and provisions as the Lender may reasonably require, and (D) the sum of the aggregate outstanding amount of the obligations of Excluded Subsidiaries guaranteed pursuant to clause 1.6(iv) below plus the aggregate outstanding principal amount of the loans and advances made to Excluded Subsidiaries by the Borrower and the Subsidiaries (such sum the "Excluded Subsidiary Loan and Guaranty
                  Amount") shall not at any time exceed the Dollar Amount equal to $20,000,000 (the "Excluded
                  Subsidiary Loan and Guaranty Limit");

(iv)     Guarantees by the Borrower or a Subsidiary of (A) Indebtedness of any of its wholly owned direct
                  Subsidiaries; (B) trade accounts payable owed by any of its wholly owned direct Subsidiaries and arising in the ordinary course of business; or (C) operating leases of any of its wholly owned direct Subsidiaries entered into in the ordinary course of business; provided that:
                  (1) the Indebtedness guaranteed is otherwise permitted hereunder; (2) no Default exists or would result from such Guarantee; and (3) the Excluded Subsidiary Loan and Guaranty Amount shall not exceed the Excluded Subsidiary Loan and Guaranty Limit;

(v)      Guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds, and other similar obligations not exceeding at any time outstanding a Dollar Amount equal to $5,000,000 in aggregate liability;

(vi)     Indebtedness constituting obligations to reimburse worker's compensation insurance companies for claims paid by such companies on the Borrower's or a Subsidiaries' behalf in accordance with the policies issued to the Borrower and the Subsidiaries;

(vii)    Indebtedness arising in connection with Hedging Agreements entered into in the ordinary course of business to enable the Borrower or a Subsidiary (A) to limit the market risk of holding currency in either the cash or futures market, or (B) to fix or limit the Borrower's or any
                  Subsidiaries' interest expense;

(viii)   the obligations arising under the Synthetic Real Property Lease, the Synthetic Airplane Lease Facility
                  and the Synthetic Equipment Lease Facility; provided, however, notwithstanding anything to the contrary herein or in the Revolving Credit Agreement, the amount of funding for construction after August 14, 2001 under the Synthetic Real Property Lease (excluding any fundings for construction under the Synthetic Real Property Lease prior to August 14, 2001) shall not, at any time, exceed $26,000,000 in aggregate amount;

(ix)     Indebtedness arising in connection with preferred Equity Interest permitted to be issued in accordance with Section 6.01(b);

(x)      Indebtedness for borrowed money not otherwise permitted under this Section 6.01 of any Excluded
                  Subsidiary provided that the aggregate outstanding amount of all such Indebtedness shall not at any time exceed the Dollar Amount equal to $5,000,000;

(xi)     Indebtedness arising as a result of the licensing of software by the Borrower and the Subsidiaries; and

(xii)    the following Indebtedness which may only be created, incurred, assumed or permitted to exist if no
                  Default exists or would result therefrom:

(A)      Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets (but excluding the acquisition of assets which constitute a business unit of a Person), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that (1) such Indebtedness (other than any Indebtedness incurred in connection with any sale and leaseback transactions permitted hereby) is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement; (2) such Indebtedness does not exceed the amount of the purchase price or the costs of construction or improvement, as the case may be, of the applicable asset; and (3) after giving proforma effect to such
                           Indebtedness, the Borrower shall be in compliance with Section 7.02 as of the most recently ended fiscal quarter of the Borrower;

(B)      Indebtedness (including Capital Lease Obligations) of the Borrower incurred to refinance the Conway
                           Facility and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that (1) the aggregate principal amount thereof does not exceed $45,000,000; (2) such Indebtedness does not exceed the appraised value of the Conway Facility; (3) the maturity date of such
                           Indebtedness does not occur prior to the Maturity Date; (4) after giving proforma effect to such Indebtedness, the Borrower shall be in compliance with Section 7.02 as of the most recently ended fiscal quarter of the Borrower; and (5) the Borrower shall comply with Section 6.06 in connection with the Net Proceeds of such financing;

(C)      Indebtedness of any Person that becomes a Subsidiary after the date hereof or is merged with or into the
                           Borrower or a Subsidiary in accordance with the permissions herein set forth; provided that (1) such Indebtedness exists at the time such Person becomes a Subsidiary or was so merged and is not created in contemplation of or in connection with such Person becoming a Subsidiary or merger; and (2)after giving proforma effect to such
                           Indebtedness and the EBITDAR of the Person who became a Subsidiary, the Borrower shall be in compliance with Section 7.02 as of the most recently ended fiscal quarter of the
                           Borrower; and

(D)      unsecured Indebtedness of the Borrower and of the Guarantors of the type described in clauses (a), (b),
                           (c), (e), and (l) of the definition thereof, in addition to the Indebtedness permitted by clauses (i) through (xi) of this Section 6.01(a) and the foregoing clauses (A),
                           (B), and (C); provided, that, after giving proforma effect to the Indebtedness incurred under the permissions of this clause (xii)(D), the Borrower shall be in compliance with Section 7.02 as of the most recently ended fiscal quarter of the
                           Borrower and no Default shall exist as result therefrom."

1.7      Amendment to Lien Covenant.  Section 6.02 of the Credit Agreement is amended to read in full as follows:

                  "SECTION 6.02     Liens.  The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)      Permitted Encumbrances and Liens created by the Security Agreement, the Mortgages, the Intercreditor
         Agreement and the other Loan Documents;

(b)      any Lien on any property or asset of the Borrower or any Subsidiary existing on January 28, 2002 and set forth in Schedule 6.02; provided that (i)such Lien shall not apply to any other property or asset of the
         Borrower or any Subsidiary, and (ii) such Lien shall secure only those obligations which it secures on such date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(c)      Liens created in connection with the Synthetic Real Property Lease, the Synthetic Airplane Lease
         Facility and the Synthetic Equipment Lease Facility on property leased pursuant to the applicable related leases as long as such Liens do not encumber any other property of the Borrower or any
         Subsidiary;

(d)      Liens encumbering the property of an Excluded Subsidiary securing Indebtedness of such Excluded
         Subsidiary incurred in accordance with the permissions of Section 6.01(a)(x); and

(e)      the following Liens which may only be created, incurred, assumed or permitted to exist if no Default exists or would result therefrom:

(i)      any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any
                  Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof in accordance with Section 6.04 prior to the time such Person becomes a
                  Subsidiary; provided that (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be; (B) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary; (C) such
                  Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; and (D) the
                  Indebtedness secured thereby is otherwise permitted by Section 6.01;

(ii)     Liens on fixed or capital assets (but excluding assets which constitute a business unit) acquired, constructed or improved by the Borrower or any Subsidiary; provided that (A) such security interests secure Indebtedness permitted by clause (xii)(A) of Section 6.01(a); (B)  with respect to all transactions other than sale and leaseback transactions permitted hereby, such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement; (C) the
                  Indebtedness secured thereby does not exceed the cost of acquiring, constructing or improving such fixed or capital assets; and (D) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary; and

                                    (iii)   consensual Liens on the Conway Facility; provided that such Liens secure Indebtedness permitted by clause (xii)(B) of Section 6.01(a)."

1.8      Amendment to Investment Covenant.  Section 6.04 of the Credit Agreement is amended as follows:

                  (a)      clause (b) of Section 6.04 is amended to read in full as follows:

                           "(b)  Investments, loans and advances existing on January 28, 2002 and set forth on Schedule 6.04;"

                  (b)      subclause (iii) of Section 6.04(i) is amended to read in full as follows:

                           "(iii)   The cash portion of the Purchase Price for the proposed acquisition in question together with the cash portion of the Purchase Prices paid for all acquisitions consummated in the same fiscal year does not exceed a Dollar Amount equal to the greater of (A)
         $40,000,000, or (B) twenty-five percent (25%) of the total of the following (i.e., ebitda), each calculated for the Borrower without duplication on a consolidated basis for the most recently completed four fiscal quarter period prior to the date of determination:
         (a) Consolidated Net Income (as defined in Section 7.01); plus (b) any provision for (or less any benefit from) income or franchise taxes included in determining Consolidated Net Income;
         plus (c) interest expense (including the interest portion of Capital Lease Obligations)
         deducted in determining Consolidated Net Income; plus (d) amortization and depreciation expense deducted in determining Consolidated Net Income;" and

                  (b)      Section 6.04(l) is amended to read in full as follows:

                           "(l)     In addition to the investments, loans and advances permitted by clauses (a) through (k) of this Section 6.04, investments in Equity Interests issued by, and loans and advances to, Persons having an ongoing business similar to or consistent with the
         Borrower's line of business; provided that the sum of the aggregate book value of all such investments plus the aggregate outstanding principal amount of all such loans and advances shall never exceed a Dollar Amount equal to the greater of (i) $30,000,000 or (ii) twelve percent (12%) of Consolidated Tangible Net Worth (as defined in Section 7.01) calculated as of the date of determination."

1.9      Amendment to Asset Sales Covenant.  Section 6.05(d) of the Credit Agreement is amended to read in full as follows:

                  "(d)     sales, transfers and other dispositions of assets that are not permitted by any other clause of this Section 6.05 (such other sales, transfers and other dispositions herein the "Dispositions"), if:  (i) no Default exists or would result therefrom and (ii) after giving effect to such Disposition, the aggregate book value of all such assets sold, transferred or otherwise disposed of since January 28, 2002, under the permissions of this
         Section 6.05(d) would not exceed a Dollar Amount equal to the greater of (1) $45,000,000, or
         (2) twelve percent (12%) of the Accumulated Asset Value, calculated as of the date of the
         Disposition. Notwithstanding the foregoing, the Borrower may make a Disposition and the book value of the assets shall not be required to be included in the foregoing computation if
         (A) such Disposition is pursuant to the Synthetic Equipment Lease Facility, Synthetic Real
         Property Lease or another sale and leaseback transaction permitted under Section 6.06, or
         (B) the Borrower shall, within 180 days after such Disposition, invest the Net Proceeds thereof in Collateral for use in the business of the Borrower and the Subsidiaries;

         provided that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by Section 6.05(b) above) shall be made for fair value.  For purposes of this
         Section 6.05, "Accumulated Asset Value" means, as of the date of determination, the sum of
         (a) the Asset Value (as defined in Section 7.04) as of December 31, 2001 plus (b) the increases
         (or minus the decreases) in the Asset Value since December 31, 2001 as reflected in the
         Borrower's consolidated balance sheet for each completed calendar year occurring subsequent to
         December 31, 2001 prior to the date of determination."

1.10     Amendment to Sale and Leaseback Covenant.  Section 6.06 of the Credit Agreement is amended to read in full as follows:

                  "SECTION 6.06  Sale and Leaseback Transactions; Conway Facility Agreements.  The
         Borrower will not, and will not permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and the lease thereof pursuant to:

                  (a)      the Synthetic Equipment Lease Facility, the Synthetic Airplane Lease Facility
         or the Synthetic Real Property Lease, or

                  (b)      any other lease otherwise permitted hereby if, after giving effect to any sale in connection with a lease permitted under this clause (b), the aggregate book value of all assets sold pursuant to the permissions of this Section 6.06 (excluding those assets sold under the Synthetic Equipment Lease Facility, the Synthetic Airplane Lease Facility or the Synthetic
         Real Property Lease) in any fiscal year does not exceed a Dollar Amount equal to the greater of
         (i) $25,000,000 or (ii) five percent (5%) of the Asset Value (as defined in Section 7.04)
         calculated as of the date of such sale.

         Notwithstanding the foregoing, the book value of the Conway Facility shall not be required to be included in the foregoing computation in connection with the sale and leaseback transaction contemplated therefor if the aggregate amount financed under the terms of such transaction does not exceed $45,000,000 and if fifty percent (50%) of the Net Proceeds received in connection with the sale of such assets are treated by the Borrower as Net Proceeds from an asset disposition and applied as required by Section 4.02 of the Intercreditor Agreement.  If the Net
         Proceeds from such transaction are not used as "Net Proceeds" from an asset disposition as provided in the foregoing sentence, then fifty percent (50%) of the aggregate amount of the book value of such assets shall be required to be included in the computation required by the first sentence of this Section 6.06.  If the Borrower finances the Conway Facility in a transaction permitted by Section 6.01(a)(xii)(B) which does not include a sale and leaseback, then fifty percent (50%) of the aggregate amount of the book value of the Conway Facility shall be included in the calculations under this Section 6.06 as if the Conway Facility had been sold in a sale and leaseback transaction unless fifty percent (50%) of the Net Proceeds received in connection with such financing are treated by the Borrower as Net Proceeds from an asset disposition and applied as required by Section 4.02 of the Intercreditor Agreement."

1.11     Amendment to Restricted Payments Covenant.  Section 6.08 of the Credit Agreement is amended as follows:

                  (a)      clause (a) of Section 6.08 is amended to read in full as follows:

                           "(a)     The Borrower will not, nor will it permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, and (ii) Subsidiaries may make payment in respect of preferred Equity Interest issued under the permissions of Section 6.01(b) when such payments become due."; and

                  (b)      Section 6.08(b) is amended to add the following new clause (vii) thereto which shall read in full as follows:

                           "(vii)   prepayment in full of the Indebtedness evidenced by the Senior Notes and the redemption in full of the Indebtedness evidenced by the May & Speh Notes."

1.12     Amendment to Restrictive Agreements Covenant.  Clauses (i) and (ii) of Section 6.10 of the Credit
Agreement are amended to read in full as follows:

                  "(i)     the foregoing shall not apply to restrictions and conditions imposed by law, by any Loan Document or by any Subordinated Debt Document, (ii) the foregoing shall not apply to restrictions and conditions existing on January 28, 2002 identified on Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition)."

1.13     Deletion of Senior Note Covenant.  Section 6.13 of the Credit Agreement shall be amended to read in full as follows:

                  "SECTION 6.13  [Intentionally Deleted]."

1.14     Amendment to Consolidated Tangible Net Worth Covenant.  The definition of "Consolidated Tangible Net
Worth" contained in Section 7.01 of the Credit Agreement is amended to read in full as follows:

                  "Consolidated Tangible Net Worth" means, at any particular time, the sum of (i) all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of the Borrower and the Subsidiaries; minus (ii) the sum of the following:  (a) the amount by which stockholders' equity has been increased by the write-up of any asset of the Borrower and the Subsidiaries after July 1, 2001, plus (b) the amount of net deferred income tax assets (less adjustments included in Consolidated Net Income after July 1,
         2001), plus (c) any cash held in a sinking fund or other analogous fund established for the purpose of redemption, retirement or prepayment of capital stock or Indebtedness (excluding, however, any cash proceeds of the Subordinated Debt to be used to redeem the May & Speh Notes and prepay the Senior Notes), plus (d) the cumulative foreign currency translation adjustment
         (less adjustments included in Consolidated Net Income after July 1, 2001), plus (e) the amount at which shares of capital stock of the Borrower is contained among the assets on the consolidated balance sheet of the Borrower and the Subsidiaries, plus (f) the amount of any preferred stock, plus (g) to the extent included in clause (i) above of this definition, the amount properly attributable to the minority interests, if any, of other Persons in the stock, additional paid-in capital, and retained earnings of the Subsidiaries, plus (h) the amount of intangible assets carried on the balance sheet of the Borrower at such date determined in accordance with GAAP on a consolidated basis, including goodwill, patents, trademarks, tradenames, organizational expenses, deferred financing changes, debt acquisition costs, start up costs, preoperating costs, prepaid pension costs, or any other similar deferred charges but not including deferred charges relating to data processing contracts and software development costs.

1.15     Amendment to Leverage Ratio Covenant.  The definition of "Total Indebtedness" contained in Section 7.02 of the Credit Agreement is amended to read in full as follows:

                  "Total Indebtedness" means, at the time of determination, the sum of the following determined for the Borrower and the Subsidiaries on a consolidated basis (without duplication):  (a) the amount of the outstanding principal balance of the Loan under this
         Agreement as of the date of determination; plus (b) all obligations for borrowed money, other than the Loan, or with respect to deposits or advances of any kind; plus (c) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, other than the
         Loan; plus (d) all obligations of such Person upon which interest charges are customarily paid, other than the Loan; plus (e) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person; plus (f) all obligations of such Person in respect of the deferred purchase price of property or services
         (excluding current accounts payable incurred in the ordinary course of business); plus (g) all obligations of others secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed (provided that for purposes of this clause (g) the amount of any such Indebtedness shall be deemed not to exceed the higher of the market value or the book value of such assets); plus (h) all Capital
         Lease Obligations; plus (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty; plus (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances; plus
         (k) all obligations, contingent or otherwise, for the payment of money under any non-compete, consulting or similar agreement entered into with the seller of a Target or any other similar arrangements providing for the deferred payment of the purchase price for an acquisition; plus
         (l) all Indebtedness arising in connection with Hedging Agreements and preferred Equity
         Interests; plus (m) the net present value of all future payments to be made under all Synthetic
         Leases (excluding the Synthetic Real Property Lease) and any other operating leases (calculated by discounting all payments from their respective due dates to the date of determination in accordance with accepted financial practice, on the basis of a 360-day year and at a discount factor equal to 8%); plus (n) the total outstanding fundings under the Synthetic Real Property
         Lease; minus (o) to the extent included in clauses (a) through (n) of this definition, the amount reflected on the Borrower's consolidated balance sheet as software license liabilities;
         minus (p) the actual outstanding principal amount of the May & Speh Notes and the Senior Notes;
         provided that, in determining "Total Indebtedness," the amounts described in clause (p) shall only be subtracted if "Total Indebtedness" is being calculated during the period after the
         Borrower has received the proceeds of the Subordinated Debt but prior to the earlier of (i) the first date when the May & Speh Notes are required to be redeemed and the Senior Notes prepaid as determined herein, or (ii) the first date when the May & Speh Notes are actually redeemed or converted in full and the Senior Notes actually prepaid either directly or as a result of a draw on the letter of credit securing the payment thereof.  The deferred purchase price of property or services to be paid through earnings of the purchaser to the extent such amount is not characterized as liabilities in accordance with GAAP shall not be included in "Total
         Indebtedness."

1.16     Deletion of Capital Expenditures Covenant.  Section 7.05 of the Credit Agreement shall be amended to read in full as follows:

                  "SECTION 7.05 [Intentionally Deleted]."

1.17     Amendment to Default Provisions.  Article VII of the Credit Agreement is amended as follows:

(a)      clause (d) of Article VII is amended to add ", Section 5.14" immediately after "Section 5.10" and immediately preceding the word "or" in the third (3rd) line thereof;

(b)      clause (f) of Article VII is amended to add the phrase "and the Subordinated Debt Documents" immediately after the phrase "the Synthetic Real Property Lease" in the fourth (4th) line thereof; and

(c)      clause (g) of Article VII is amended to add the phrase "and the Subordinated Debt Documents" immediately after the phrase "the Synthetic Real Property Lease" in the third (3rd) line thereof.

1.18     Revised Schedules.  Schedules 3.12, 6.01, 6.04 and 6.10 of the Credit Agreement shall be replaced in their entirety with Schedules 3.12, 6.01, 6.04 and 6.10 attached hereto and made a part hereof.

Section 2.        Limited Waiver and Consent.  The Borrower has (a) advised the Lender that the Borrower has failed to comply with Section 5.11 of the Credit Agreement and Section 4.04 of the Intercreditor Agreement in
connection with the creation of its new Subsidiary named Acxiom UWS, Ltd., which failure constitutes a Default under the terms of the Credit Agreement (the "Existing Default"), (b) requested that the Lender waive such
Existing Default, and (c) requested that the Lender consent to (i) the incurrence of the indebtedness evidenced by the New Subordinated Debt Issuance, and (ii) the application of the proceeds thereof as described in the
Credit Agreement (as hereby amended).  In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, the Lender hereby (A) waives the Existing Default (such waiver being referred to herein as the "Limited Waiver"), and (B) consents to (1) the incurrence of the indebtedness evidenced by the
New Subordinated Debt Issuance, and (2) the application of the proceeds thereof as follows:  (i) either (aa) the prepayment in full of the Senior Notes directly, or (bb) to reimburse the issuer of the letter of credit supporting the payment of the Senior Notes for a draw thereunder of all amounts owed in respect of the Senior
Notes; (ii) the redemption in full of the May & Speh Notes or if the May & Speh Notes are converted in accordance with the terms thereof, then to the prepayment of the Revolving Loan (without reduction of the revolving commitments under the Revolving Credit Agreement); and (iii) the prepayment of the outstanding amount of the
Revolving Loans (the consents described in clauses (B)(1) and (2) being collectively referred to herein as the
"Limited Consents"); provided, that the Limited Waiver and the Limited Consents are expressly limited as follows:
(x) such waiver and consents are limited solely to the Limited Waiver and Limited Consents, (y) such Limited
Waiver and Limited Consents shall not be applicable to any provision of any Loan Document other than as expressly set forth herein, and (z) such Limited Waiver and Limited Consents are limited, one-time waivers and consents and nothing contained herein shall obligate the Lender to grant any additional or future waiver or consent with respect to any provision of any Loan Document.

Section 3.        Conditions Precedent.  The amendments to the Credit Agreement contained in Section 1 hereof shall not become effective until the date (herein referred to as the "Effective Date") on which each of the following conditions is satisfied (or waived in writing by the Lender), all of which must occur on or prior to
February 15, 2002:

3.1      Amendment.  The Lender (or its counsel) shall have received from the Borrower and each Guarantor a counterpart of this First Amendment signed on behalf of such party.

3.2      Guaranty.  The Lender shall have received from Acxiom UWS, Ltd. a Subsidiary Guaranty (or a Subsidiary
Joinder Agreement) signed on behalf of such party.

3.3      Organizational Documents; Certificates; Opinions.  The Lender shall have received such documents, certificates and opinions as the Lender or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower and each Guarantor, the power and authority of the Borrower and each
Guarantor to execute, deliver and perform the Loan Documents to which each is a party and any other legal matters relating to the Borrower, any Guarantor or the Loan Documents, all in form and substance satisfactory to the
Lender and its counsel.

3.4      Subordinated Debt Documents.  The Lender shall have received copies of the Subordinated Debt Documents which must be in form and substance acceptable to the Lender, and evidence that the Borrower has received the gross cash proceeds from the New Subordinated Debt Issuance in an amount not less than $150,000,000.

3.5      Amendment to Intercreditor Agreement.  The Lender shall have received from each required party thereto either (a) a counterpart of that certain First Amendment to Intercreditor Agreement in the form attached as
Exhibit  C to the Restated Revolving Credit Agreement, signed on behalf of each such required party, or
(b) written evidence satisfactory to the Lender that each such party has signed a counterpart of such amendment.

3.6      Revolving Credit Agreement.  The Lender shall have received a fully executed copy of the Restated
Revolving Credit Agreement (or written evidence satisfactory to the Lender that such agreement has been fully executed), and all conditions precedent set forth in Article IV of the Restated Revolving Credit Agreement shall have been satisfied or otherwise waived in accordance with the terms set forth therein.

3.7      Synthetic Real Property Lease.  The Lender shall have received a fully executed copy of an amendment to the Synthetic Real Property Lease documentation (or written evidence satisfactory to the Lender that such amendment has been fully executed) in form and substance acceptable to the Lender.

3.8      Fees and Expenses.  The Lender shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

3.9      Representations and Warranties.  The representations and warranties of the Borrower set forth in
Section 4 hereof shall be true and correct.

3.10     No Default.  No Default shall have occurred and be continuing.

The Lender shall notify the Borrower of the Effective Date, and such notice shall be conclusive and binding.

Section 4.        Representations and Warranties of the Borrower.  To induce the Lender to enter into this First
Amendment, the Borrower hereby represents and warrants to the Lender as follows:

4.1      Reaffirmation of Representations and Warranties.  Each representation and warranty of the Borrower and each Guarantor contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof after giving effect to the amendments set forth in 0 hereof and the Limited Waiver and Limited Consents set forth in Section 2 hereof.

4.2      Due Authorization, No Conflicts.  The execution, delivery and performance by the Borrower of this First
Amendment are within the Borrower's corporate powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or its Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrower or its Subsidiaries except to the extent permitted by the Loan Documents.

4.3      Validity and Binding Effect.  This First Amendment constitutes the valid and binding obligations of the
Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

4.4      No Defenses.  The Borrower has no defenses to payment, counterclaim or rights of set-off with respect to the indebtedness, obligations and liabilities of the Borrower under the Loan Documents existing on the date hereof.

4.5      Absence of Defaults.  After giving effect to the amendments set forth in 0 hereof, and the Limited
Waiver and Limited Consents set forth in Section 2 hereof, neither a Default nor an Event of Default has occurred which is continuing.

4.6      Senior Indebtedness.  The Indebtedness under the Credit Agreement and the other Loan Documents constitutes "Senior Indebtedness" and "Designated Senior Indebtedness" under and as defined in the Subordinated
Debt Documents.

Section 5.        Miscellaneous.

5.1      Reaffirmation of Loan Documents.  Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  The
Borrower hereby agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the indebtedness, obligations and liabilities of the Borrower under the Loan Documents.

5.2      Parties in Interest.  All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3      Counterparts.  This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until counterparts hereof have been executed by the Borrower and the Lender.  Facsimiles shall be effective as originals.

5.4      Complete Agreement.  THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT
THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN
ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

5.5      Headings.  The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First
Amendment, nor affect the meaning thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.

[Signature Pages Follow]

                                                  SIGNATURE PAGE
                                                        TO
                                     FIRST AMENDMENT TO TERM CREDIT AGREEMENT
                                                  BY AND BETWEEN
                                                ACXIOM CORPORATION
                                              AND JPMORGAN CHASE BANK

                                                   Signature Page

                                                     ACXIOM CORPORATION

                                                     By: /s/ Jerry C. Jones
                                                        -----------------------------------------
                                                     Name: Jerry C. Jones
                                                     Title: Company Business Development/Legal

                                                     JPMORGAN CHASE BANK

                                                     By:   /s/ Mike Lister
                                                        -----------------------------------------
                                                              Mike Lister,
                                                              Vice President

                                                 Guarantor Consent

         Each of the undersigned Guarantors (i) consent and agree to this First Amendment, and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Guarantor enforceable against it in accordance with their respective terms.

                                                     ACXIOM ASIA, LTD.
                                                     ACXIOM CDC, INC.
                                                     ACXIOM/DIRECT MEDIA, INC.
                                                     ACXIOM/MAY & SPEH, INC.
                                                     ACXIOM NJA, INC.
                                                     ACXIOM PROPERTY DEVELOPMENT, INC.
                                                     ACXIOM/PYRAMID INFORMATION SYSTEMS, INC.
                                                     ACXIOM RM-TOOLS, INC.
                                                     ACXIOM RTC, INC.
                                                     ACXIOM SDC, INC.
                                                     ACXIOM TRANSPORTATION SERVICES, INC.
                                                     GIS INFORMATION SYSTEMS, INC.
                                                     ACXIOM UWS, LTD.

                                                     By:    /s/ Dathan A. Gaskill
                                                                Dathan A. Gaskill, Vice President and Assistant
                                                                Treasurer of all Guarantors

                                                   SCHEDULE 3.12

                                                        to

                                                ACXIOM CORPORATION
                                               TERM CREDIT AGREEMENT

                                    a. List of all Subsidiaries of the Borrower

=================================================================================================================================
DOMESTIC SUBSIDIARIES
=================================================================================================================================
============================================ =================== ============================== ================ ================
Name                                         Incorporated In     Authorized                     Issued and       Warrants and
                                                                 Capital                        Outstanding      Other Equity
                                                                 Stock                          Capital Stock    Rights
============================================ =================== ============================== ================ ================
============================================ =================== ============================== ================ ================
Acxiom Asia, Ltd.                            Arkansas            300  shares of  common  stock  300  shares  of  N/A
                                                                 par value $0.10                common stock
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
Acxiom CDC, Inc.1                            Arkansas            1000  shares of common  stock  1000  shares of  N/A
                                                                 par  value  $0.10;  60 shares  common   stock;
                                                                 of preferred  stock par value  60   shares  of
                                                                 $100                           preferred stock
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
Acxiom/May & Speh, Inc.                      Delaware            1000  shares of common  stock  1000  shares of  N/A
                                                                 par value $0.01                common stock
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
GIS Information Systems, Inc.2               Illinois            2000  shares of common  stock  1000  shares of  N/A
                                                                 no par value                   common stock
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
Acxiom NJA, Inc.                             New Jersey          2500  shares of common  stock  100  shares  of  N/A
                                                                 no par value                   common stock
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
Acxiom Property Development, Inc.            Arkansas            100  shares of  common  stock  100  shares  of  N/A
                                                                 par value $0.10                common stock
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
Acxiom / Pyramid Information Systems, Inc.   California          1,000,000 shares               100  shares  of  N/A
                                                                                                common stock
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
Acxiom RM-Tools, Inc.                        Arkansas            1000  shares of common  stock  1000  shares of  N/A
                                                                 par value $0.10                common stock
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
Acxiom RTC, Inc.                             Delaware            100  shares of  common  stock  100  shares  of  N/A
                                                                 par value $0.10                common stock
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
Acxiom SDC, Inc.                             Arkansas            300  shares of  common  stock  300  shares  of  N/A
                                                                 par value $0.10                common stock
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
Acxiom / Direct Media, Inc.                  Arkansas            300  shares of  common  stock  300  shares  of  N/A
                                                                 par value $0.10                common stock
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
Acxiom Transportation Services, Inc.         Arkansas            100  shares of  common  stock  50   shares  of  N/A
                                                                 par value $0.10                common stock
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
Acxiom UWS, Ltd.                             Arkansas            100  shares of  common  stock  100  shares  of  N/A
                                                                 par value $0.10                common stock
-------------------------------------------- ------------------- ------------------------------ ---------------- ----------------
=================================================================================================================================
FOREIGN SUBSIDIARIES
=================================================================================================================================
=========================================== =================== ============================== ================ =================
Name                                        Incorporated In             Authorized Capital     Issued and       Warrants and
                                                                         Stock                 Outstanding      Other Equity
                                                                                               Capital Stock    Rights
=========================================== =================== ============================== ================ =================
=========================================== =================== ============================== ================ =================
Acxiom Limited3                             United Kingdom                                     4,600,000 at 1 pound  N/A
------------------------------------------- ------------------- ------------------------------ ---------------- -----------------
=========================================== =================== ============================== ================ =================
Acxiom Espan~a4                             Spain                                              36,000,000       N/A
                                                                                               Ptas.
                                                                                               (3,600 shares/
                                                                                               10,000 Ptas.
                                                                                               Each)
------------------------------------------- ------------------- ------------------------------ ---------------- -----------------
------------------------------------------- ------------------- ------------------------------ ---------------- -----------------
Marketing Technology SA5                    Spain                                              36,000,000       N/A
                                                                                               Ptas.
                                                                                               (3,600 shares/
                                                                                               10,000 Ptas.
                                                                                               Each)
------------------------------------------- ------------------- ------------------------------ ---------------- -----------------
------------------------------------------- ------------------- ------------------------------ ---------------- -----------------
Acxiom France SA                            France                                             300.00 FRANCS    N/A
------------------------------------------- ------------------- ------------------------------ ---------------- -----------------
------------------------------------------- ------------------- ------------------------------ ---------------- -----------------
Acxiom Australia Pty Ltd.                   Australia                                          1 share          N/A
------------------------------------------- ------------------- ------------------------------ ---------------- -----------------
------------------------------------------- ------------------- ------------------------------ ---------------- -----------------
Acxiom Personnel Pty Ltd.6                  Australia                                          1 share          N/A
=========================================== =================== ============================== ================ =================

                  Except as otherwise noted on this Schedule 3.12, all Subsidiaries are wholly-owned by the Borrower.

         b.       Outstanding  subscriptions,  options,  warrants,  calls,  or rights to acquire,  and outstanding securities or instruments convertible into any Equity Interests of the Borrower.

1.       The  Borrower  currently  maintains  various  option/incentive  plans  for  directors,   employees  and/or
         consultants  pursuant to which  options or other  instruments  convertible  into Equity  Interests  of the
         Borrower have been or will be issued.

2.       The May & Speh Notes which are convertible into common stock of the Borrower.

3.       The Subordinated Debt which is convertible into common stock of the Borrower.

4.       The  following  warrants  granting  rights to acquire  Equity  Interests  of the  Borrower  are  currently outstanding:

         a.       Warrants  to  acquire  an  aggregate  amount of  206,773  shares at $17.50  per share held by the various owners of SIGMA Marketing Group, Inc.  All currently vested.  Expiration date:  9/30/03.

         b.       Warrant to acquire  100,000  shares at $32.129  per share  held by  Allstate  Insurance  Company.
                  Vesting date:  3/31/05.  Expiration date:  9/30/05.

         c.       Warrant  to  acquire  13,900  shares at $29.05  per share  held by  Allstate  Insurance  Company.
                  Vesting date:  3/31/05.  Expiration date: 9/30/05.

         d.       Warrant  to  acquire  91,010  shares at $16.39  per share  held by  Allstate  Insurance  Company.
                  Vesting date:  3/31/05.  Expiration date:  9/30/05.

--------
1   Borrower owns 100% of the outstanding common stock of Acxiom CDC, Inc. and 83% of the preferred.
2   Wholly-owned subsidiary of Acxiom/May & Speh, Inc.
3   Borrower owns 4,599,999 shares of Acxiom Limited.
4   Wholly-owned subsidiary of Acxiom Limited.
5   Wholly-owned subsidiary of Acxiom Espana.
6   Wholly-owned subsidiary of Acxiom Australia Pty Ltd.

                                                   SCHEDULE 6.01

                                                         to

                                                 ACXIOM CORPORATION
                                               TERM CREDIT AGREEMENT

Existing Indebtedness and Preferred Equity Interest

A.  Existing Indebtedness

  ======= ========================================== ===================== =============================================
          Description                                Principal             Liens
                                                     Outstanding as of
                                                     December 31, 2001
  ======= ========================================== ===================== =============================================
  ======= ========================================== ===================== =============================================
  1.      Subordinated Debt                          Not to exceed         Unsecured
                                                     $205,000,000
                                                     (outstanding as of
                                                     the Effective Date
                                                     of the First
                                                     Amendment)
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  ======= ========================================== ===================== =============================================
  2.      May & Speh Notes                           $114,998,000          Unsecured
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  3.      6.92% Senior Notes due March 30, 2007      $  25,714,286         Secured pursuant to Intercreditor Agreement
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  4.      Revolver Debt                              $175,000,0001         Secured pursuant to Intercreditor Agreement
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  5.      Capital Lease Obligations                  $13,248,000           Secured  by Lien on land  located in Downers
                                                                           Grove,  Illinois  and the  related  building
                                                                           and   other   related   real  and   personal
                                                                           property assets of Acxiom/May & Speh, Inc.
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  6.      Software license liabilities               $89,655,000           Interest is software  licenses arising under
                                                                           related agreements.
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  7.      Construction loan                          $9,211,000            Secured  by Lien on land  located in Conway,
                                                                           Arkansas and the related  building and other
                                                                           related real and personal assets of Borrower
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  8.      Mortgage loan                              $2,059,000            Secured  by Lien on land  located in Conway,
                                                                           Arkansas and the related  building and other
                                                                           related real and personal assets of Borrower
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  9.      Aircraft  lease  Agreement  with  General  $11,222,0002          Secured by Lien on  Aircraft  (as defined in
          Electric Capital Corporation                                     the Aircraft Lease Agreement)
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  10.     Other capital leases,  debt and long-term  $668,000              Secured  by  various   Liens  on  assets  of
          liabilities                                                      Borrower  and/or  its  Subsidiaries  with  a
                                                                           book value of less than $500,000.
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  11.     Synthethic  lease with  General  Electric  $159,699,0002         Secured by liens on equipment
          Capital Corporation
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  12.     Chenal  Joint  Venture  building  loan to  $8,457,000            Secured by lien on Chenal building
          partnership   in  which   Borrower  is  a
          general partner
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  13.     Riverdale  Joint  Venture  building  loan  $4,554,000            Secured  by lien on  Acxiom  Plaza  building
          partnership   in  which   Borrower  is  a                        (amount represents total loan)
          general partner
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  14.     Outstanding letters of credit              $10,658,000           unsecured
  ------- ------------------------------------------ --------------------- ---------------------------------------------
  ------- ------------------------------------------ --------------------- ---------------------------------------------
     15.  Capital Lease obligations  resulting from  $4,035,000; balance   Secured  by  liens on  equipment  underlying
          refinancing       of       sale-leaseback  is expected to        lease.
          transaction  with  Technology  Investment  increase to no more
          Partners, LLC                              than $18,000,000
                                                     upon receiving
                                                     remaining funding
  ======= ========================================== ===================== =============================================

1   Amount represents total commitment under Revolving Credit Agreement.
2   Amount represents total amount drawn through December 31, 2001.

B.  Preferred Equity Interests.

         1.       Acxiom CDC, Inc. has issued an outstanding 60 shares of preferred stock (50 shares issued to
Borrower and 10 shares to Trans Union LLC).  All outstanding common and preferred stock of Acxiom CDC, Inc. has been pledged to Trans Union LLC.

                                                   SCHEDULE 6.02

                                                        to

                                                ACXIOM CORPORATION
                                               TERM CREDIT AGREEMENT

                                                  Existing Liens

1.       Liens described in Schedule 6.01

2.       Lien against assets and capital stock of Acxiom CDC, Inc. in favor of Trans Union LLC to secure performance of services (UCC-1 originally filed August 31, 1992; continuation filed March 12, 1997)

                                                   SCHEDULE 6.04

                                                        to

                                                ACXIOM CORPORATION
                                               TERM CREDIT AGREEMENT

                                               Existing Investments

=============================== ===================== =============================== ================= ==============
Issuer                          Book Value            Type of Property                Number of Units   Percent of
                                At December 31,                                                         Borrower's
                                2001 (in thousands)                                                     Interest
=============================== ===================== =============================== ================= ==============
=============================== ===================== =============================== ================= ==============
Chenal    Technology    Office   1,454                Real Estate Partnership         N/A               50%
Joint Venture1
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
Exchange Applications2          159                   Common Stock                    64,173 shares     <1%
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
City of Little Rock,  Arkansas  1,300                 Little Rock Revenue Bond        N/A               N/A
Series-A Bond
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
Riverdale3                      1,052                 Real Estate Partnership         N/A               50%
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
Bigfoot International, Inc.4    800                   Common Stock                    5,000 shares      <20%
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
Think Direct Marketing, Inc.5   1,475                 Equity  interest in  privately  N/A               13%
                                                      held corporation
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
EMC6                            0                     Equity   interest   in   joint  N/A               50%
                                                      venture
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
Constellation Venture7          3,284                 Venture Capital Fund            N/A               5.85%
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
The     Personal     Marketing  0                     $250,000 loan                   N/A               N/A
Company ("PMC")8
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
TheStreet.com9                  164                   Common Stock                    57,075 shares     <20%
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
USADATA.com10                   7,650                 Common Stock                    1,976,357 shares  12.75%
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
Healthcare ProConnect, LLC11    3,287                 Equity   interest   in   Joint  N/A               50%
                                                      Venture
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
Landscape12                     609                   Stock in Japanese Company       207 shares        15%
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
Sedona13                        1,700                 Common and Preferred Stock      $1,500,000        <20%
                                                                                      preferred
                                                                                      541,363 common
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
Australian Joint Venture14      7,629                 Joint Venture                   N/A               50%
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
Market Advantage, LLC15         0                     Membership      in     Limited  40                40%
                                                      Liability Company
------------------------------- --------------------- ------------------------------- ----------------- --------------
------------------------------- --------------------- ------------------------------- ----------------- --------------
Intrinsic Ltd.                  69516                 Maximum    payment   owed   to  N/A               N/A
                                                      Borrower      pursuant      to
                                                      liquidation settlement
------------------------------- --------------------- ------------------------------- ----------------- --------------
Total                           $ 31,258
=============================== ===================== =============================== ================= ==============

---------------
1   General partner (50% ownership interest) in real estate partnership that owns the Acxiom Chenal Building.
2   Investment in software company. Exchange Application is a public company; its stock symbol is: EXAP.
3   General partner (50% ownership interest) in real estate partnership that owns the Acxiom Plaza Building.
4   Investment in company that provides internet/e-mail services.   Bigfoot is a privately held company.
5   Equity interest in a privately held company that provides marketing services to small businesses.  Formerly doing business as Digital Asset Management, Inc. ("DAMI").
6   Equity interest in joint venture entered by May & Speh, Inc.  Joint Venture is inactive.
7   Venture capital fund in which Acxiom's maximum total commitment is $5 million.
8   Represents $250,000 loan from Borrower to PMC (seed money to PMC to build data file of pre-mover data);
    Borrower has written-off this loan.
9   Investment in company that provides financial/market research.  TheStreet.com is a public company, its stock symbol is: TSCM.
10  Investment in company that provides marketing services.  USADATA.COM is a privately held company.
11  Joint venture with the American Medical Association.  Established to be the data source of physician information in the United States.
12  Investment in a Japanese data company.
13  Represents a non-cash investment gain received for the sale of CIMSBU (business unit of Borrower); Borrower received $1,500,000 of preferred stock and warrants in Sedona.  Subsequently, Borrower made an additional investment that was converted into 541,363 shares of common stock.
14  Interest in Australian joint venture with Publishing & Broadcasting, Ltd.
15  Investment in privately held company.  No cash investment is required.
16  SAS Institute, Inc. acquired Intrinsic Ltd. in March of 2001.  In connection therewith, assets of Intrinsic were placed in the custody of a receiver.  This amount represents the maximum amount which Borrower may recover on its investment after all debts and other liabilities of Intrinsic Ltd. are satisfied.

                                                   SCHEDULE 6.10

                                                        to

                                                ACXIOM CORPORATION
                                               TERM CREDIT AGREEMENT

                                               Existing Restrictions

         Existing restrictions include the restrictions and conditions on (a) the ability of the Borrower or any
Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock, to make or repay loans or advances to the Borrower or any other Subsidiary, or to Guarantee Indebtedness of the Borrower
or any other Subsidiary, that are contained in the Loan Documents pertaining to the Indebtedness described in items 1, 2, 3, 4, 5 and 11 of Schedule 6.01.